United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

CLARUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34767 (Commission File Number)	58-1972600 (IRS Employer Identification Number)

2084 East 3900 South, Salt Lake City, Utah (Address of principal executive offices)	84124 (Zip Code)

Registrant’s telephone number, including area code: (801) 278-5552

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.0001 per share	CLAR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)       Of the 38,441,486 shares of common stock outstanding and entitled to vote at the Annual Meeting, 32,544,653 shares of common stock were present or represented by proxy and entitled to vote, representing approximately 84.66% of the Company’s shares of common stock entitled to vote at the Annual Meeting.

(b)       At the Annual Meeting, the Company’s stockholders: (i) elected each of the following five director nominees standing for election: Warren B. Kanders, Nicholas Sokolow, Susan Ottmann, Roger Werner, and Mark M. Besca, (ii) approved an advisory resolution on executive compensation, and (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

The voting results for each proposal are set forth below:

Proposal 1 – To elect five directors to serve on the Company’s Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Warren B. Kanders	22,373,079	5,085,245	5,086,329
Nicholas Sokolow	20,395,026	7,063,298	5,086,329
Susan Ottmann	22,314,213	5,144,111	5,086,329
Roger Werner	21,940,144	5,518,180	5,086,329
Mark M. Besca	22,037,878	5,420,446	5,086,329

Proposal 2 – To approve an advisory resolution on executive compensation:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
19,273,422	8,127,764	57,138	5,086,329

Proposal 3 – To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
32,164,092	365,954	14,607	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 1, 2026

CLARUS CORPORATION

By:	/s/ Michael J. Yates
Name:	Michael J. Yates
Title:	Chief Financial Officer